Exhibit 99.2

Fourth Quarter and Fiscal Year End 2020 Operating & Financial Results Conference Call March 10, 2021 4 PM Eastern https://ir.lanternpharma.com/

FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements include, among other things, statements relating to : future events or our future financial performance ; the potential advantages of our RADR® platform in identifying drug candidates and patient populations that are likely to respond to a drug candidate ; our strategic plans to advance the development of our drug candidates and antibody drug conjugate (ADC) development program ; estimates regarding the development timing for our drug candidates and ADC development program ; our research and development efforts of our internal drug discovery programs and the utilization of our RADR® platform to streamline the drug development process ; our intention to leverage artificial intelligence, machine learning and genomic data to streamline and transform the pace, risk and cost of oncology drug discovery and development and to identify patient populations that would likely respond to a drug candidate ; estimates regarding potential markets and potential market sizes ; sales estimates for our drug candidates and our plans to discover and develop drug candidates and to maximize their commercial potential by advancing such drug candidates ourselves or in collaboration with others . Any statements that are not statements of historical fact (including, without limitation, statements that use words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim," "should," "will," "would," or the negative of these words or other similar expressions) should be considered forward - looking statements . There are a number of important factors that could cause our actual results to differ materially from those indicated by the forward - looking statements, such as ( i ) the impact of the COVID - 19 pandemic, (ii) the risk that we may not be able to successfully initiate, conduct, or conclude clinical testing for or obtain marketing approval for our product candidates ; (iii) the risk that no drug product based on our proprietary RADR A . I . platform has received FDA marketing approval or otherwise been incorporated into a commercial product, and (iv) those other factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission on March 10, 2021. You may access our Annual Report on Form 10-K for the year ended December 31, 2020 under the investor SEC filings tab of our website at www . lanternpharma . com or on the SEC's website at www . sec . gov . Given these risks and uncertainties, we can give no assurances that our forward - looking statements will prove to be accurate, or that any other results or events projected or contemplated by our forward - looking statements will in fact occur, and we caution investors not to place undue reliance on these statements . All forward - looking statements in this presentation represent our judgment as of the date hereof, and, except as otherwise required by law, we disclaim any obligation to update any forward - looking statements to conform the statement to actual results or changes in our expectations . LTRN 2

1. Business Overview & Background Panna Sharma, CEO 2. Financial Results & Highlights David Margrave, CFO 3. Business Updates Panna Sharma, CEO 4. Milestones Panna Sharma, CEO 5. Q&A Session 3 KEY TOPICS Fourth Quarter and Fiscal Year End 2020 Operating & Financial Results Conference Call March 10, 2021 4 PM Eastern

Drugs that have failed clinical trials or have been abandoned by pharma and biotech companies in late stage trials Development of new compounds in drug classes that leverage our AI platform • Big data (genomic, clinical, response) assembled and analyzed • Patient subgroups identified through machine learning and artificial intelligence • Mechanisms of action clarified • Potential combinations identified • Potential for faster and more efficient path to relaunching in the clinical trial setting • Patient stratification based on A.I. enabled genomic biomarker discovery • New patient populations for failed or abandoned drugs based on validated biomarker signatures • Aimed to shorten time to market • Designed to reduce risk in development • Potential for orphan or fast track status • New Chemical Entities designed and filed Failed or Abandoned Drug Assets & New Drug Development RADR ® Responders Non - Responders Lantern leverages A.I. to rescue and develop cancer therapies and has the potential to transform the cost, risk and timeline of drug development

Lantern’s Unique & Rapidly Developing Pipeline 5 Accelerated Development by Leveraging the RADR® A.I. Platform 70+ issued patents and pending applications across 14 patent families

Milestones Attained Since June 2020 IPO 6 Drug Development Achievements - Expanded pipeline from 3 drug candidates in 4 tumor targets to 7 disclosed targets - Initiated Antibody Drug Conjugate (“ADC”) platform - Grew RADR® A.I. platform to over 1.2 billion datapoints, ~5x from IPO - Published multiple peer - reviewed publications - Advanced LP - 300 in NSCLC towards a planned launch of a Phase 2 trial in Q3 2021 Operational Achievements - Established manufacturing network for the company’s pipeline of targeted drug candidates - R&D and CRO collaborations - Collaborations with recognized KOLs in prostate, pancreatic and CNS cancers - Over 15 new patent applications - Expanded data sciences and research teams Financial Highlights - Completed $26.3 million IPO on June 15, 2020 - Completed $69.0 million follow - on public offering in January 2021 - Extended cash runway through mid - 2025, allowing the company to focus developing our portfolio of oncology therapeutics

Summary Results of Operations Three Months Ended December 31, (Unaudited) Year Ended December 31, 2020 2019 2020 2019 Operating expenses : General and administrative 1,547,675 497,700 3,664,965 1,475,000 Research and development 1,348,329 177,468 2,243,225 953,185 Total operating expenses 2,896,004 675,167 5,908,190 2,428,185 NET LOSS $ (2,896,004) $ (675,167) $ (5,908,190) $ (2,428,185) Net loss per common share, basic and diluted $ (0.47) $ (0.34) $ (1.37) $ (1.23) Weighted Avg. Common Shares Outstanding - Basic and Diluted 6,219,871 1,978,269 4,304,918 1,978,269 7

12/31/2020 12/31/2019 Cash $ 19,229,232 $1,232,030 Prepaid Expenses & Other Current Assets $1,007,690 788 Total Assets $ 20,359,634 $ 1,432,576 Total Liabilities $ 660,839 $ 489,292 Total Stockholders’ Equity $ 19,698,795 $ 943,284 Balance Sheet Highlights & Summary 8 Cash position does not include $69.0 million (gross) raised in the January 20, 2021 follow - on public offering.

4,928,571 shares at $14.00 per share $68,999,994 Gross Proceeds LANTERN PHARMA INC. (LTRN) Common Shares Outstanding 11,169,665 Warrants 305,294 Options (Employees, Management and Directors) 835,608 Fully Diluted Shares Outstanding 12,310,567 Follow - On Offering – January 20, 2021 9

✦ Large - scale, relevant and readily available data - sets ✦ Methods, technologies and algorithms that are massively scalable ✦ Computing, storage and transmission continue exponential advances ✦ Rapid rise of global talent and collaboration networks ✦ Tremendous increase in quality of biological data and methods ✦ Rise of sequencing as a highly available, on - demand, low - cost service ✦ Consumers willing to share personal data in near - time ✦ Industries that have an increasing impetus to transform ✦ New generation of investors demanding novel value creation ✦ Executives and entrepreneurs rewarded for rapid change Lantern is at the forefront of this model of A.I. driven transformation in the area of personalized oncology drug development to drive value for cancer patients and our investors. Entering “The Golden Age of A.I.” 10 Mega - Trends Setting The Stage for A.I. Led Transformation in Drug Development & Medicine 10

10 Million > 2018 125 Million > 2019 1 Billion > 2020 3 Billion* > 2021 6 Billion* > 2022 » Rapid identification of potential compounds to rescue and develop » Improved and more nuanced understanding of responder groups, and non - responder groups based on biological networks » Feedback for potential mechanisms to be exploited in target - based development activity Data Points Powering RADR ® The RADR ® Platform Enables... Scientific Value + Patient Value + Curated Data Sources Include: ● Historical Trials ● Proprietary Internal Studies ● Studies & Collaborations w/ Partners ● Active Clinical Trials ● Trials in adjacent drug classes and tumors ● Proprietary Sequencing Campaigns ● Proprietary Drug Sensitivity Studies ● Open Sources from Publications and Research ● Clinical Outcome & Lab Data From Select Groups 11 * - Based on current operational and development plans » More rapid entry into clinical trials and patient subgroups » Robust companion diagnostics that can be used to accelerate trials and commercial traction » Potential for improved patient outcomes with drastically reduced costs and economic burden

1 RADR ® rapidly identifies genetic & biomarker signatures for precision oncology drug development, clinical response prediction and CDx (companion diagnostic) enablement. We continue to invest in the platform’s functionality, scale, and volume of data. RADR ® Platform Continues to Grow in Volume and Functionality RADR ® Platform Key Features & Architecture 12 1.2+ Billion Data points from real world cancer data sets & preclinical studies 144+ Drug - tumor interactions - Over 90%+ of approved cancer drugs 75,000+ Cancer patient clinical histories 85%+ Blinded prediction success

13 * Expected amount of data based on development plan and pipeline • Complete transcriptome data • RNA gene expression data • Drug sensitivity data • DNA copy number and mutation data • Clinical stage of tumor/cancer • Histology of tumor • Patient age and sex • Patient race or ethnicity • Prior treatment history and response Growth in Data Drives Growth in Capabilities The Data Powering our AI Platform is on pace to grow ~ 120x since January 2019 (Data points expressed in millions) 25 100 275 450 1,100 1,500 3,000 Jan. 2019 Jan. 2020 May 2020 Aug. 2020 Oct. 2020 Apr. 2021 * Jul. 2021 *

RADR ® automates machine - learning approaches in generating a biomarker based response signature that can be used throughout the lifecycle of therapy development: 1. Preclinical modeling and studies 2. Clarifying mechanisms of action 3. Launching a robust companion diagnostic ( CDx ). 4. Identifying additional potential combination drugs or therapies Output & Signature Development Process Biomarker Signature is Based on Statistical Significance and Biological Relevance 14

1 LP - 184 Shows In Vitro Potency in ATRT Cancer 1 1.2+ Billion Data points from real world cancer data sets & preclinical studies 144+ Drug - tumor interactions - Over 90%+ of approved cancer drugs - Ultra - rare CNS cancer mostly occurring in children driven by SMARCB1 expression as predicted by RADR ® - Additional validation studies are anticipated in 2021 in collaboration with a leading cancer research center LP - 184 IC50 values in multiple ATRT cell lines suggest ability to potently kill these cancers 1770 162 37.4 1 10 100 1000 CHLA-02 CHLA-05 CHLA-06 LP - 184 IC50 [nM] ATRT cell line

Collaboration Focused on Glioblastoma (GBM) for LP-184

Structure of LP-184


O
NH2
N
OH
HO
O

FOCUS:
This Johns Hopkins collaboration is focused on establishing LP-184 as a superior agent in GBM, as well as qualifying LP-184 for an orphan drug designation in this rare tumor type.

GOAL:
The goal of the collaboration is to demonstrate the efficacy of LP-184 in GBM regardless of its MGMT methylation status usually underlying standard or care refractoriness. Sensitivity correlations with IDH1 mutations and synergy with Temozolomide will also be evaluated. Initial results received in Q1, 2021.

LEAD INVESTIGATOR:
The research will be led by John Laterra, MD, Ph.D., a professor in the Department of Neurology, Neuroscience and Oncology at Johns Hopkins University School of Medicine and Kennedy Krieger Institute. He is the director of the Division of Neuro-Oncology in the Department of Neurology at Johns Hopkins. Dr. Laterra's laboratory focuses on the cellular and molecular biology of primary brain tumor malignancy, with the combined goals of defining basic mechanisms and translating these discoveries into experimental therapeutics. He is particularly interested in the molecular mechanisms of glioma cell growth and survival pathways, tumor-related angiogenesis, and the functioning of the blood-brain and blood-tumor barriers.

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Lantern Pharma®

Key Value Building Objectives

Foundational Year
Advance Platform
Prepare Trial Launches
Prioritize Additional Compounds

2021

- Planned launch of Ph. 2 clinical trial for LP-300 in NSCLC (non-smokers) in 3Q'21
- Update on LP-100 Ph. 2 EU trial in mCRPC
- Grow RADR® A.I. platform to over 3 billion datapoints
- Identify antibody target and tumor for ADC program
- Results from preclinical work w/ LP-184 in pancreatic, prostate, GBM, ATRT and other tumors
- Launch initial ADC indications in pre-clinical
- Showcase RADR® A.I. platform and drug portfolio during "Lantern Investor Day"

Multiple Streams of Value Creation
Launch Multiple Precision Trials
Leverage Platform for Pharma Partners
Secure Additional Compounds

2022

- Launch Ph. 1 ADC program in solid tumors
- Launch Ph. 1 clinical trial for LP-184 in solid tumors
- Launch Ph. 1/2 clinical trial for LP-184 in GBM
- Progress LP-184 in ATRT towards Ph. 1/2 clinical trial
- Explore potential combinations for LP-184 & LP-300 with other existing approved drugs (inc. I-O agents)
- Strategically grow RADR® A.I. platform to 6 billion datapoints
- Licensing and partnership opportunities

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3/9 - 10/2021 H.C. Wainwright & Co. Global Life Sciences Conference 3/24 - 25/2021 Benzinga Healthcare Conference 4/12 - 15/2021 Needham 20 th Annual Healthcare Conference 5/4 - 5/2021 7 th Annual Truist Securities 2021 Life Sciences Summit Unless otherwise noted, all events are virtual and based on confirmed registration and subject to the policies of the event organizer. Upcoming Conference & Presentation Schedule Investor Contact : Marek Ciszewski, J . D . i r@lanternpharma . com ph : 1 . 628 . 777 . 3167 Lantern Pharma Virtual Investor Conferences LTRN 18

Q & A LTRN Operating & Financial Results Call March 10, 2021 19